SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

WEBSTER FINANCIAL CORPORATION.

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut 06702

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 578-2476

Not Applicable

(Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
	Exhibit No.	Description
	99.1	Transcript of fourth quarter earnings conference call held on January 22, 2004.

Item 12.      Result of Operations and Financial Condition

A conference call covering Webster’s 2003 fourth quarter earnings announcement was held Thursday, January 22, 2004. A replay of the call can be heard through Webster’s investor relations website at www.wbst.com, or by calling 1-888-286-8010 (Access Code: 77175143). A transcript of that conference call is attached hereto as Exhibit 99.1.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

/s/ William J. Healy William J. Healy Executive Vice President and Chief Financial Officer

Date: January 27, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of fourth quarter earnings conference call held on, January 22, 2004